UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2009

EPICOR SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20740	33-0277592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18200 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 585-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 4, 2009, Epicor Software Corporation (the “Company”) issued a press release regarding the preliminary financial results for its fourth quarter of Fiscal 2008 and for its entire Fiscal 2008, both ending December 31, 2008. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Additionally, at 2 pm Pacific Time on February 4, 2009, the Company held a conference call and simultaneous webcast in which L. George Klaus, the Company’s Chairman, Chief Executive Officer and President, and Russ Clark, the Company’s Principle Accounting Officer and Sr. Vice-president made a presentation regarding the Company’s financial results for the Company’s for its fourth quarter of Fiscal 2008 and for its entire Fiscal 2008, both ending December 31, 2008. A copy of the transcript of the conference call is furnished hereto as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information under Item 2.02 in this Current Report on Form 8-K and Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 3, 2009, the Company, following approval by the Compensation Committee of the Board of Directors, entered into a Management Retention Agreement (the “Retention Agreement”) with L. George Klaus, the Company’s recently appointed President and Chief Executive Officer. Pursuant to the Retention Agreement, which has an effective date of January 19, 2009 (the “Effective Date”), Mr. Klaus is entitled to receive the following benefits through December 31, 2010 (the “Employment Term”):

•	salary at an annualized rate of $736,403 (the “Base Salary”), paid in accordance with the Company’s normal payroll practices and subject to the usual, required withholdings;
•

annual cash bonus payments under the Company’s cash bonus plan for executive officers, with a target bonus of 70% of Base Salary, subject to the terms of the performance plan agreed to between Mr. Klaus and the Board of Directors;

•

four hundred thousand (400,000) shares of restricted Company common stock, allocated equally to each of the 2009 and 2010 fiscal years, subject to the terms of the Company’s applicable stock incentive plan and the restricted stock agreement by and between Mr. Klaus and the Company. The Company’s right to repurchase the restricted stock shall lapse based on achievement of applicable Company performance goals during 2009 and 2010 as determined in accordance with the terms of the Company’s Performance Based Restricted Stock Program and approved by the Company’s Compensation Committee and subject to the Mr. Klaus’s continued service to the Company through the 2009 and 2010 performance periods.

•

three hundred thousand (300,000) shares of restricted Company common stock, subject to the terms of the Company’s applicable stock incentive plan and the restricted stock agreement by and between Mr. Klaus and the Company. The Company’s right to repurchase the restricted stock shall lapse as to one-half of such grant on December 31, 2009 and the remaining one-half on December 31, 2010, subject to the Executive’s continued service to the Company through each such vesting date; and

•	participation in the Company’s health plan, including the Exec-U-Care plan, and in other Company benefit programs that other executive officers participate in.

In the event of Mr. Klaus’s Involuntary Termination (as defined in the Retention Agreement) other than in connection with a Change of Control (as defined in the Retention Agreement), Mr. Klaus shall be entitled to the following benefits, subject to the execution of a separation agreement and release of claims in a form reasonably acceptable to the Company and compliance with Section 409A of the Internal Revenue Code:

•	twelve (12) months of Mr. Klaus’s Base Salary as in effect as of the date of the Involuntary Termination, to be paid periodically in accordance with the Company’s normal payroll policies; and
•	100% of Mr. Klaus’s target annual bonus as calculated from the bonus plan in effect at the time of Mr. Klaus’s Involuntary Termination

In the event of Mr. Klaus’s Involuntary Termination within twelve (12) months following a Change of Control, Mr. Klaus shall be entitled to the following benefits, subject to the execution of a separation agreement and release of claims in a form reasonably acceptable to the Company and compliance with Section 409A of the Internal Revenue Code:

•	eighteen (18) months of Mr. Klaus’s Base Salary as in effect as of the date of the Involuntary Termination, to be paid periodically in accordance with the Company’s normal payroll policies; and
•	150% of the Mr. Klaus’s target annual bonus as calculated from the bonus plan in effect at the time of the Executive’s Involuntary Termination.

In the event that the severance and other benefits provided for in the Retention Agreement constitute “parachute payments” within the meaning of Section 280G of the Code and will be subject to the excise tax imposed by Section 4999 of the Code, then Mr. Klaus shall receive (i) a payment from the Company sufficient to pay such excise tax, and (ii) an additional payment from the Company sufficient to pay the excise tax and federal and state income taxes arising from the payments made by the Company to Mr. Klaus.

In connection with Mr. Klaus’s prior service to the Company as President, Chief Executive Officer and Executive Chairman, Mr. Klaus has entered into various agreements with the Company which may continue to provide him with certain benefits and/or rights.

The foregoing description of the Retention Agreement contained in this Current Report on Form 8-K does not purport to be complete is qualified in its entirety by reference to the Retention Agreement, which is filed hereto as exhibit 10.1.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 2, 2009, the Board of Directors of Epicor Software Corporation (the “Company”) approved an amendment and restatement to the Company’s Bylaws. The amendment revises Article II, Section 7 of the Bylaws to clarify that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at a stockholder meeting and entitled to vote on the election of directors.

The foregoing description of the amended and restated bylaws is only a summary and does not purport to be complete and is qualified in its entirety by reference to the amended and restated Bylaws. The amended and restated Bylaws, included as Exhibit 3.2 to this Current Report on Form 8-K, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is furnished as part of this report:

Exhibit Number	Description

Ex-3.2	Amended and Restated Bylaws dated February 2, 2009.

Ex-10.1	Management Retention Agreement between Epicor Software Corporation and L. George Klaus dated February 3, 2009.

Ex-99.1	Press Release dated February 4, 2009.

Ex-99.2	Transcript of the Company’s fourth quarter and fiscal year 2008 financial results conference call and simultaneous webcast held on February 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICOR SOFTWARE CORPORATION
(Registrant)

Date: February 5, 2009	By:	/s/ John D. Ireland
John D. Ireland
Sr. Vice President; General Counsel

EXHIBIT INDEX

The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number

Ex-3.2	Amended and Restated Bylaws dated February 2, 2009.

Ex-10.1	Management Retention Agreement between Epicor Software Corporation and L. George Klaus dated February 3, 2009.

Ex-99.1	Press Release dated February 4, 2009.

Ex-99.2	Transcript of the Company’s fourth quarter and fiscal year 2008 financial results conference call and simultaneous webcast held on February 4, 2009.